Exhibit 32.1
CERTIFICATIONS OF CO-PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Therese Tucker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of BlackLine, Inc. for the quarter ended March 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BlackLine, Inc.

Date: May 8, 2024	By:	/s/ Therese Tucker
	Name:	Therese Tucker
	Title:	Co-Chief Executive Officer (Co-Principal Executive Officer)

I, Owen Ryan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of BlackLine, Inc. for the quarter ended March 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BlackLine, Inc.

Date: May 8, 2024	By:	/s/ Owen Ryan
	Name:	Owen Ryan
	Title:	Co-Chief Executive Officer (Co-Principal Executive Officer)

I, Mark Partin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of BlackLine, Inc. for the quarter ended March 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BlackLine, Inc.

Date: May 8, 2024	By:	/s/ Mark Partin
	Name:	Mark Partin
	Title:	Chief Financial Officer (Principal Financial Officer)